                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)    March 1, 2000
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                                CROWN PAPER CO.
                                ---------------
            (Exact name of registrant as specified in its charter)



          Virginia                  33-93494                   54-1752385
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 (State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)


         300 Lakeside Drive, Oakland CA                           94612-3592
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    (Address of principal executive offices)                      (Zip Code)


     Registrant's telephone number, including area code    (510) 874-3400
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                                Not Applicable
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         (Former name or former address, if changed since last report)

Item 5.  Other Events.

        See exhibit 99.1 for copy of news release.


Item 7.  Financial Statements and Exhibits.

         (c)    Exhibits

        Exhibit No.                                     Description
----------------------------    ------------------------------------------------

            99.1 The Company reaches agreement regarding additional liquidity and seeks recapitalization.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  CROWN PAPER CO.


March 1, 2000                    /s/ Michael J. Hunter
                                 -----------------------------------------------
                                                 Michael J. Hunter
                                 Senior Vice President, Chief Accounting Officer